News Release
Trustmark Corporation Announces Second Quarter Earnings

Jackson, Miss. – July 17, 2007 – Trustmark Corporation (NASDAQ:TRMK) announced net income of $29.8 million in the second quarter of 2007, which represented basic earnings per share of $0.52.  Trustmark’s second quarter net income produced a return on average tangible shareholders’ equity of 21.38% and a return on average assets of 1.36%.  During the first six months of 2007, Trustmark’s net income totaled $55.7 million, which represented basic earnings per share of $0.96.  Trustmark’s performance during the first half of 2007 resulted in returns on average tangible shareholders’ equity and average assets of 20.08% and 1.27%, respectively.  Highlights for the second quarter of 2007 compared to figures one year earlier include:
•	Average total loans increased $685.4 million, or 11.2%
•	Average total deposits increased $940.7 million, or 15.3%
•	Net interest income expanded $4.1 million, or 5.7%
•	Insurance and Wealth Management income grew 13.6% and 9.1%, respectively
•	Credit quality remained outstanding

Richard G. Hickson, Chairman and CEO, stated, “Trustmark made significant achievements during the second quarter.  The results of our continuing efforts to reposition our balance sheet by replacing lower yield maturing securities with quality, higher yield loans and enhancing our funding base by replacing borrowings with attractive core deposits is reflected in our financial performance.  Increasing momentum is especially evident when comparing our performance in the first and second quarters of 2007.  On a linked quarter basis, average loans increased $120.5 million, or 1.8%.  This growth was broad-based geographically as well as by type of loan.  Loan growth and diligent management of our funding base is reflected in increased net interest income as well as expansion of our net interest margin to 3.91%.
“In addition to improvement in net interest income, we experienced solid growth in noninterest income of 6.1% during the second quarter of 2007 relative to the prior quarter with Insurance and Wealth Management income posting increases of 12.9% and 8.9%, respectively,” said Hickson.
“Our efforts to proactively manage expenses continue to gain traction.  During the second quarter, noninterest expense declined $0.6 million, or 0.8%, relative to the first quarter of 2007.  This accomplishment was due in part to investments in imaging technology that reduced courier expenses and enhancements in check clearing processes that decreased clearing costs and expedited funds availability.  Trustmark remains committed to identifying reengineering and efficiency opportunities designed to enhance shareholder value,” said Hickson.
“We continue to make investments to support additional revenue growth and profitability as well as to reallocate resources to areas with additional growth potential.  In this regard, Trustmark opened two new banking centers in Houston and Memphis during the second quarter while closing three offices with limited opportunities for growth.  We anticipate opening four additional banking centers during the remainder of 2007 in the Jackson, Hattiesburg, Houston and Florida panhandle markets.  These actions reflect our commitment to build long-term value for our shareholders,” said Hickson.
Strong credit quality remains a hallmark of the organization.  Nonperforming assets totaled $31.2 million at June 30, 2007, down 20.5% relative to the end of the first quarter, and represented 0.46% of total loans.  Net charge-offs represented 0.07% of average loans during the second quarter and the allowance for loan losses represented 255.5% of nonperforming loans at June 30.
During the first six months of 2007, Trustmark repurchased approximately 1.4 million shares of its common stock, including 954 thousand in the second quarter.  At June 30, 2007, Trustmark had authorization to repurchase up to an additional 1.4 million shares.  The repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.

ADDITIONAL INFORMATION
As previously announced, Trustmark will host a conference call with analysts on Wednesday, July 18 at 10:00 a.m. Central Time to discuss the Corporation’s financial results.  Interested parties may listen to the conference call by dialing (800) 810-0924, passcode 6152749 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Wednesday, July 25 in archived format at the same web address or by calling (888) 203-1112, passcode 6152749.
Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,700 associates in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.
           These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark’s borrowers, the ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark’s filings with the Securities and Exchange Commission.
Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:
Investors:	Louis E. Greer	Joseph Rein
	Treasurer and	First Vice President
	Principal Financial Officer	601-208-6898
601-208-2310

Media:	Melanie A. Morgan
First Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2007 ($ in thousands) (unaudited)

	Quarter Ended June 30,
AVERAGE BALANCES	2007	2006	$ Change	% Change
Securities AFS-taxable	$655,815	$873,844	$(218,029)	-25.0%
Securities AFS-nontaxable	52,627	58,265	(5,638)	-9.7%
Securities HTM-taxable	196,424	203,272	(6,848)	-3.4%
Securities HTM-nontaxable	86,491	92,947	(6,456)	-6.9%
Total securities	991,357	1,228,328	(236,971)	-19.3%
Loans	6,784,126	6,098,751	685,375	11.2%
Fed funds sold and rev repos	33,811	28,513	5,298	18.6%
Total earning assets	7,809,294	7,355,592	453,702	6.2%
Allowance for loan losses	(72,400)	(73,679)	1,279	-1.7%
Cash and due from banks	285,424	315,722	(30,298)	-9.6%
Other assets	783,339	561,241	222,098	39.6%
Total assets	$8,805,657	$8,158,876	$646,781	7.9%

Interest-bearing demand deposits	$1,224,450	$914,548	$309,902	33.9%
Savings deposits	1,770,576	1,666,594	103,982	6.2%
Time deposits less than $100,000	1,613,569	1,425,602	187,967	13.2%
Time deposits of $100,000 or more	1,007,157	778,831	228,326	29.3%
Total interest-bearing deposits	5,615,752	4,785,575	830,177	17.3%
Fed funds purchased and repos	426,738	522,632	(95,894)	-18.3%
Short-term borrowings	142,815	609,137	(466,322)	-76.6%
Long-term FHLB advances	-	5,650	(5,650)	n/m
Subordinated notes	49,688	-	49,688	n/m
Junior subordinated debt securities	70,104	-	70,104	n/m
Total interest-bearing liabilities	6,305,097	5,922,994	382,103	6.5%
Noninterest-bearing deposits	1,484,611	1,374,068	110,543	8.0%
Other liabilities	120,879	104,221	16,658	16.0%
Shareholders' equity	895,070	757,593	137,477	18.1%
Total liabilities and equity	$8,805,657	$8,158,876	$646,781	7.9%

n/m - not meaningful

	Year-to-date June 30,
AVERAGE BALANCES	2007	2006	$ Change	% Change
Securities AFS-taxable	$668,778	$903,426	$(234,648)	-26.0%
Securities AFS-nontaxable	53,715	59,139	(5,424)	-9.2%
Securities HTM-taxable	197,350	202,970	(5,620)	-2.8%
Securities HTM-nontaxable	88,230	92,840	(4,610)	-5.0%
Total securities	1,008,073	1,258,375	(250,302)	-19.9%
Loans	6,724,206	6,083,045	641,161	10.5%
Fed funds sold and rev repos	53,832	28,160	25,672	91.2%
Total earning assets	7,786,111	7,369,580	416,531	5.7%
Allowance for loan losses	(72,426)	(75,268)	2,842	-3.8%
Cash and due from banks	315,532	324,685	(9,153)	-2.8%
Other assets	780,980	561,986	218,994	39.0%
Total assets	$8,810,197	$8,180,983	$629,214	7.7%

Interest-bearing demand deposits	$1,210,062	$877,728	$332,334	37.9%
Savings deposits	1,777,829	1,701,771	76,058	4.5%
Time deposits less than $100,000	1,615,233	1,430,848	184,385	12.9%
Time deposits of $100,000 or more	1,014,514	785,945	228,569	29.1%
Total interest-bearing deposits	5,617,638	4,796,292	821,346	17.1%
Fed funds purchased and repos	389,475	526,398	(136,923)	-26.0%
Short-term borrowings	172,661	621,709	(449,048)	-72.2%
Long-term FHLB advances	-	5,698	(5,698)	n/m
Subordinated notes	49,684	-	49,684	n/m
Junior subordinated debt securities	70,104	-	70,104	n/m
Total interest-bearing liabilities	6,299,562	5,950,097	349,465	5.9%
Noninterest-bearing deposits	1,489,999	1,375,713	114,286	8.3%
Other liabilities	124,054	104,600	19,454	18.6%
Shareholders' equity	896,582	750,573	146,009	19.5%
Total liabilities and equity	$8,810,197	$8,180,983	$629,214	7.7%

n/m - not meaningful

	June 30,
PERIOD END BALANCES	2007	2006	$ Change	% Change
Securities available for sale	$608,906	$876,905	$(267,999)	-30.6%
Securities held to maturity	281,403	296,246	(14,843)	-5.0%
Total securities	890,309	1,173,151	(282,842)	-24.1%
Loans held for sale	132,588	127,107	5,481	4.3%
Loans	6,769,632	6,025,840	743,792	12.3%
Fed funds sold and rev repos	20,081	33,420	(13,339)	-39.9%
Total earning assets	7,812,610	7,359,518	453,092	6.2%
Allowance for loan losses	(70,948)	(71,846)	898	-1.2%
Cash and due from banks	292,248	353,888	(61,640)	-17.4%
Mortgage servicing rights	76,955	68,981	7,974	11.6%
Goodwill	290,852	137,368	153,484	111.7%
Identifiable intangible assets	30,528	17,505	13,023	74.4%
Other assets	396,522	362,387	34,135	9.4%
Total assets	$8,828,767	$8,227,801	$600,966	7.3%

Noninterest-bearing deposits	$1,505,821	$1,453,178	$52,643	3.6%
Interest-bearing deposits	5,563,364	4,910,135	653,229	13.3%
Total deposits	7,069,185	6,363,313	705,872	11.1%
Fed funds purchased and repos	503,442	487,010	16,432	3.4%
Short-term borrowings	138,529	532,418	(393,889)	-74.0%
Subordinated notes	49,693	-	49,693	n/m
Junior subordinated debt securities	70,104	-	70,104	n/m
Other liabilities	111,654	92,182	19,472	21.1%
Total liabilities	7,942,607	7,474,923	467,684	6.3%
Common stock	11,931	11,514	417	3.6%
Surplus	122,185	51,511	70,674	137.2%
Retained earnings	770,925	706,948	63,977	9.0%
Accum other comprehensive
loss, net of tax	(18,881)	(17,095)	(1,786)	n/m
Total shareholders' equity	886,160	752,878	133,282	17.7%
Total liabilities and equity	$8,828,767	$8,227,801	$600,966	7.3%

Total interest-bearing liabilities	$6,325,132	$5,929,563	$395,569	6.7%

n/m - not meaningful

PERIOD END BALANCES	6/30/2007	12/31/2006	$ Change	% Change
Securities available for sale	$608,906	$758,273	$(149,367)	-19.7%
Securities held to maturity	281,403	292,243	(10,840)	-3.7%
Total securities	890,309	1,050,516	(160,207)	-15.3%
Loans held for sale	132,588	95,375	37,213	39.0%
Loans	6,769,632	6,563,153	206,479	3.1%
Fed funds sold and rev repos	20,081	27,259	(7,178)	-26.3%
Total earning assets	7,812,610	7,736,303	76,307	1.0%
Allowance for loan losses	(70,948)	(72,098)	1,150	-1.6%
Cash and due from banks	292,248	392,083	(99,835)	-25.5%
Mortgage servicing rights	76,955	69,272	7,683	11.1%
Goodwill	290,852	290,363	489	0.2%
Identifiable intangible assets	30,528	32,960	(2,432)	-7.4%
Other assets	396,522	392,087	4,435	1.1%
Total assets	$8,828,767	$8,840,970	$(12,203)	-0.1%

Noninterest-bearing deposits	$1,505,821	$1,574,769	$(68,948)	-4.4%
Interest-bearing deposits	5,563,364	5,401,395	161,969	3.0%
Total deposits	7,069,185	6,976,164	93,021	1.3%
Fed funds purchased and repos	503,442	470,434	33,008	7.0%
Short-term borrowings	138,529	271,067	(132,538)	-48.9%
Subordinated notes	49,693	49,677	16	n/m
Junior subordinated debt securities	70,104	70,104	-	n/m
Other liabilities	111,654	112,189	(535)	-0.5%
Total liabilities	7,942,607	7,949,635	(7,028)	-0.1%
Common stock	11,931	12,226	(295)	-2.4%
Surplus	122,185	158,856	(36,671)	-23.1%
Retained earnings	770,925	740,870	30,055	4.1%
Accum other comprehensive
loss, net of tax	(18,881)	(20,617)	1,736	n/m
Total shareholders' equity	886,160	891,335	(5,175)	-0.6%
Total liabilities and equity	$8,828,767	$8,840,970	$(12,203)	-0.1%

Total interest-bearing liabilities	$6,325,132	$6,262,677	$62,455	1.0%

n/m - not meaningful

	Quarter Ended June 30,
INCOME STATEMENTS	2007	2006	$ Change	% Change
Interest and fees on loans-FTE	$124,224	$104,113	$20,111	19.3%
Interest on securities-taxable	9,018	10,853	(1,835)	-16.9%
Interest on securities-tax exempt-FTE	2,536	2,759	(223)	-8.1%
Interest on fed funds sold and rev repos	457	365	92	25.2%
Other interest income	541	488	53	10.9%
Total interest income-FTE	136,776	118,578	18,198	15.3%
Interest on deposits	51,686	33,469	18,217	54.4%
Interest on fed funds pch and repos	5,014	5,748	(734)	-12.8%
Other interest expense	3,937	7,301	(3,364)	-46.1%
Total interest expense	60,637	46,518	14,119	30.4%
Net interest income-FTE	76,139	72,060	4,079	5.7%
Provision for loan losses	145	(1,964)	2,109	n/m
Net interest income after provision-FTE	75,994	74,024	1,970	2.7%
Service charges on deposit accounts	13,729	13,308	421	3.2%
Insurance commissions	9,901	8,718	1,183	13.6%
Wealth management	6,400	5,865	535	9.1%
General banking - other	6,418	5,470	948	17.3%
Mortgage banking, net	1,799	2,898	(1,099)	-37.9%
Other, net	2,194	2,740	(546)	-19.9%
Nonint inc-excl sec gains, net	40,441	38,999	1,442	3.7%
Security gains, net	29	384	(355)	-92.4%
Total noninterest income	40,470	39,383	1,087	2.8%
Salaries and employee benefits	42,853	39,567	3,286	8.3%
Services and fees	9,041	8,979	62	0.7%
Net occupancy-premises	4,634	4,070	564	13.9%
Equipment expense	4,048	3,589	459	12.8%
Other expense	8,257	7,547	710	9.4%
Total noninterest expense	68,833	63,752	5,081	8.0%
Income before income taxes	47,631	49,655	(2,024)	-4.1%
Tax equivalent adjustment	2,307	2,442	(135)	-5.5%
Income taxes	15,496	16,439	(943)	-5.7%
Net income	$29,828	$30,774	$(946)	-3.1%

Earnings per share
Basic	$0.52	$0.55	$(0.03)	-5.5%

Diluted	$0.51	$0.55	$(0.04)	-7.3%

Weighted average shares outstanding
Basic	57,807,447	55,564,866		4.0%

Diluted	58,025,401	55,834,174		3.9%

Period end shares outstanding	57,264,283	55,262,232		3.6%

Dividends per share	$0.2200	$0.2100		4.8%

n/m - not meaningful

	Year-to-date June 30,
INCOME STATEMENTS	2007	2006	$ Change	% Change
Interest and fees on loans-FTE	$244,189	$202,596	$41,593	20.5%
Interest on securities-taxable	18,098	21,928	(3,830)	-17.5%
Interest on securities-tax exempt-FTE	5,169	5,562	(393)	-7.1%
Interest on fed funds sold and rev repos	1,433	672	761	113.2%
Other interest income	1,133	1,002	131	13.1%
Total interest income-FTE	270,022	231,760	38,262	16.5%
Interest on deposits	102,041	63,444	38,597	60.8%
Interest on fed funds pch and repos	8,827	10,804	(1,977)	-18.3%
Other interest expense	8,520	14,662	(6,142)	-41.9%
Total interest expense	119,388	88,910	30,478	34.3%
Net interest income-FTE	150,634	142,850	7,784	5.4%
Provision for loan losses	1,784	(4,948)	6,732	n/m
Net interest income after provision-FTE	148,850	147,798	1,052	0.7%
Service charges on deposit accounts	26,422	24,997	1,425	5.7%
Insurance commissions	18,673	17,067	1,606	9.4%
Wealth management	12,279	11,476	803	7.0%
General banking - other	12,588	10,665	1,923	18.0%
Mortgage banking, net	4,554	6,350	(1,796)	-28.3%
Other, net	4,018	4,268	(250)	-5.9%
Nonint inc-excl sec gains, net	78,534	74,823	3,711	5.0%
Security gains, net	87	1,250	(1,163)	-93.0%
Total noninterest income	78,621	76,073	2,548	3.3%
Salaries and employee benefits	86,019	78,944	7,075	9.0%
Services and fees	18,599	17,743	856	4.8%
Net occupancy-premises	9,048	7,954	1,094	13.8%
Equipment expense	7,952	7,232	720	10.0%
Other expense	16,621	15,391	1,230	8.0%
Total noninterest expense	138,239	127,264	10,975	8.6%
Income before income taxes	89,232	96,607	(7,375)	-7.6%
Tax equivalent adjustment	4,860	4,991	(131)	-2.6%
Income taxes	28,687	31,523	(2,836)	-9.0%
Net income	$55,685	$60,093	$(4,408)	-7.3%

Earnings per share
Basic	$0.96	$1.08	$(0.12)	-11.1%

Diluted	$0.95	$1.08	$(0.13)	-12.0%

Weighted average shares outstanding
Basic	58,155,955	55,630,270		4.5%

Diluted	58,415,070	55,806,439		4.7%

Period end shares outstanding	57,264,283	55,262,232		3.6%

Dividends per share	$0.4400	$0.4200		4.8%

n/m - not meaningful

	June 30,
NONPERFORMING ASSETS	2007	2006	$ Change	% Change
Nonaccrual loans	$27,770	$25,119	$2,651	10.6%
Restructured loans	-	-	-
Total nonperforming loans	27,770	25,119	2,651	10.6%
Other real estate	3,408	3,107	301	9.7%
Total nonperforming assets	31,178	28,226	2,952	10.5%
Loans past due over 90 days
Included in loan portfolio	6,433	6,578	(145)	-2.2%
Serviced GNMA loans eligible for repch	11,273	15,957	(4,684)	-29.4%
Total loans past due over 90 days	17,706	22,535	(4,829)	-21.4%
Total nonperforming assets plus past
due over 90 days	$48,884	$50,761	$(1,877)	-3.7%

	Quarter Ended June 30,
ALLOWANCE FOR LOAN LOSSES	2007	2006	$ Change	% Change
Beginning Balance	$72,049	$73,542	$(1,493)	-2.0%
Provision for loan losses	145	(1,964)	2,109	n/m
Charge-offs	(4,187)	(2,983)	(1,204)	40.4%
Recoveries	2,941	3,251	(310)	-9.5%
Net charge-offs	(1,246)	268	(1,514)	n/m
Ending Balance	$70,948	$71,846	$(898)	-1.2%

	Quarter Ended June 30,
RATIOS	2007	2006
ROA	1.36%	1.51%
ROE	13.37%	16.29%
Return on average tangible equity	21.38%	20.82%
EOP equity/ EOP assets	10.04%	9.15%
Average equity/average assets	10.16%	9.29%
Interest margin - Yield - FTE	7.03%	6.47%
Interest margin - Cost - FTE	3.11%	2.54%
Net interest margin - FTE	3.91%	3.93%
Rate on interest-bearing liabilities	3.86%	3.15%
Efficiency ratio	59.04%	57.54%
Net charge offs/average loans	0.07%	-0.02%
Provision for loan losses/average loans	0.01%	-0.13%
Nonperforming loans/total loans	0.41%	0.42%
Nonperforming assets/total loans	0.46%	0.47%
Nonperforming assets/total loans+ORE	0.46%	0.47%
ALL/nonperforming loans	255.48%	286.02%
ALL/total loans	1.05%	1.19%
Net loans/total assets	75.87%	72.36%

	Quarter Ended June 30,
COMMON STOCK PERFORMANCE	2007	2006
Market value of stock-Close	$25.86	$30.97
Market value of stock-High	$28.76	$32.25
Market value of stock-Low	$25.04	$29.34
Book value of stock	$15.47	$13.62
Tangible book value of stock	$9.86	$10.82
Tangible equity	$564,780	$598,005
Market/Book value of stock	167.16%	227.39%

	June 30,
OTHER DATA	2007	2006
EOP Employees - FTE	2,694	2,585

n/m - not meaningful

	Year-to-date June 30,
ALLOWANCE FOR LOAN LOSSES	2007	2006	$ Change	% Change
Beginning Balance	$72,098	$76,691	$(4,593)	-6.0%
Provision for loan losses	1,784	(4,948)	6,732	n/m
Charge-offs	(8,469)	(5,818)	(2,651)	45.6%
Recoveries	5,535	5,921	(386)	-6.5%
Net charge-offs	(2,934)	103	(3,037)	n/m
Ending Balance	$70,948	$71,846	$(898)	-1.2%

	Year-to-date June 30,
RATIOS	2007	2006
ROA	1.27%	1.48%
ROE	12.52%	16.15%
Return on average tangible equity	20.08%	20.71%
EOP equity/ EOP assets	10.04%	9.15%
Average equity/average assets	10.18%	9.17%
Interest margin - Yield - FTE	6.99%	6.34%
Interest margin - Cost - FTE	3.09%	2.43%
Net interest margin - FTE	3.90%	3.91%
Rate on interest-bearing liabilities	3.82%	3.01%
Efficiency ratio	60.44%	58.76%
Net charge offs/average loans	0.09%	0.00%
Provision for loan losses/average loans	0.05%	-0.16%
Nonperforming loans/total loans	0.41%	0.42%
Nonperforming assets/total loans	0.46%	0.47%
Nonperforming assets/total loans+ORE	0.46%	0.47%
ALL/nonperforming loans	255.48%	286.02%
ALL/total loans	1.05%	1.19%
Net loans/total assets	75.87%	72.36%

	Year-to-date June 30,
COMMON STOCK PERFORMANCE	2007	2006
Market value of stock-Close	$25.86	$30.97
Market value of stock-High	$33.69	$32.25
Market value of stock-Low	$25.04	$27.01
Book value of stock	$15.47	$13.62
Tangible book value of stock	$9.86	$10.82
Tangible equity	$564,780	$598,005
Market/Book value of stock	167.16%	227.39%

n/m - not meaningful

	Quarter Ended
AVERAGE BALANCES	6/30/2007	3/31/2007	$ Change	% Change
Securities AFS-taxable	$655,815	$681,885	$(26,070)	-3.8%
Securities AFS-nontaxable	52,627	54,815	(2,188)	-4.0%
Securities HTM-taxable	196,424	198,286	(1,862)	-0.9%
Securities HTM-nontaxable	86,491	89,988	(3,497)	-3.9%
Total securities	991,357	1,024,974	(33,617)	-3.3%
Loans	6,784,126	6,663,620	120,506	1.8%
Fed funds sold and rev repos	33,811	74,076	(40,265)	-54.4%
Total earning assets	7,809,294	7,762,670	46,624	0.6%
Allowance for loan losses	(72,400)	(72,452)	52	-0.1%
Cash and due from banks	285,424	345,974	(60,550)	-17.5%
Other assets	783,339	778,595	4,744	0.6%
Total assets	$8,805,657	$8,814,787	$(9,130)	-0.1%

Interest-bearing demand deposits	$1,224,450	$1,195,515	$28,935	2.4%
Savings deposits	1,770,576	1,785,162	(14,586)	-0.8%
Time deposits less than $100,000	1,613,569	1,616,916	(3,347)	-0.2%
Time deposits of $100,000 or more	1,007,157	1,021,953	(14,796)	-1.4%
Total interest-bearing deposits	5,615,752	5,619,546	(3,794)	-0.1%
Fed funds purchased and repos	426,738	351,797	74,941	21.3%
Short-term borrowings	142,815	202,838	(60,023)	-29.6%
Subordinated notes	49,688	49,680	8	0.0%
Junior subordinated debt securities	70,104	70,104	-	0.0%
Total interest-bearing liabilities	6,305,097	6,293,965	11,132	0.2%
Noninterest-bearing deposits	1,484,611	1,495,447	(10,836)	-0.7%
Other liabilities	120,879	127,264	(6,385)	-5.0%
Shareholders' equity	895,070	898,111	(3,041)	-0.3%
Total liabilities and equity	$8,805,657	$8,814,787	$(9,130)	-0.1%

n/m - not meaningful

PERIOD END BALANCES	6/30/2007	3/31/2007	$ Change	% Change
Securities available for sale	$608,906	$703,296	$(94,390)	-13.4%
Securities held to maturity	281,403	286,040	(4,637)	-1.6%
Total securities	890,309	989,336	(99,027)	-10.0%
Loans held for sale	132,588	125,898	6,690	5.3%
Loans	6,769,632	6,626,515	143,117	2.2%
Fed funds sold and rev repos	20,081	104,900	(84,819)	-80.9%
Total earning assets	7,812,610	7,846,649	(34,039)	-0.4%
Allowance for loan losses	(70,948)	(72,049)	1,101	-1.5%
Cash and due from banks	292,248	336,438	(44,190)	-13.1%
Mortgage servicing rights	76,955	70,594	6,361	9.0%
Goodwill	290,852	290,246	606	0.2%
Identifiable intangible assets	30,528	31,744	(1,216)	-3.8%
Other assets	396,522	389,715	6,807	1.7%
Total assets	$8,828,767	$8,893,337	$(64,570)	-0.7%

Noninterest-bearing deposits	$1,505,821	$1,522,066	$(16,245)	-1.1%
Interest-bearing deposits	5,563,364	5,792,236	(228,872)	-4.0%
Total deposits	7,069,185	7,314,302	(245,117)	-3.4%
Fed funds purchased and repos	503,442	289,798	213,644	73.7%
Short-term borrowings	138,529	167,831	(29,302)	-17.5%
Subordinated notes	49,693	49,685	8	0.0%
Junior subordinated debt securities	70,104	70,104	-	0.0%
Other liabilities	111,654	107,610	4,044	3.8%
Total liabilities	7,942,607	7,999,330	(56,723)	-0.7%
Common stock	11,931	12,130	(199)	-1.6%
Surplus	122,185	146,937	(24,752)	-16.8%
Retained earnings	770,925	753,801	17,124	2.3%
Accum other comprehensive
loss, net of tax	(18,881)	(18,861)	(20)	0.1%
Total shareholders' equity	886,160	894,007	(7,847)	-0.9%
Total liabilities and equity	$8,828,767	$8,893,337	$(64,570)	-0.7%

Total interest-bearing liabilities	$6,325,132	$6,369,654	$(44,522)	-0.7%

n/m - not meaningful

	Quarter Ended
INCOME STATEMENTS	6/30/2007	3/31/2007	$ Change	% Change
Interest and fees on loans-FTE	$124,224	$119,965	$4,259	3.6%
Interest on securities-taxable	9,018	9,080	(62)	-0.7%
Interest on securities-tax exempt-FTE	2,536	2,633	(97)	-3.7%
Interest on fed funds sold and rev repos	457	976	(519)	-53.2%
Other interest income	541	592	(51)	-8.6%
Total interest income-FTE	136,776	133,246	3,530	2.6%
Interest on deposits	51,686	50,355	1,331	2.6%
Interest on fed funds pch and repos	5,014	3,813	1,201	31.5%
Other interest expense	3,937	4,583	(646)	-14.1%
Total interest expense	60,637	58,751	1,886	3.2%
Net interest income-FTE	76,139	74,495	1,644	2.2%
Provision for loan losses	145	1,639	(1,494)	n/m
Net interest income after provision-FTE	75,994	72,856	3,138	4.3%
Service charges on deposit accounts	13,729	12,693	1,036	8.2%
Insurance commissions	9,901	8,772	1,129	12.9%
Wealth management	6,400	5,879	521	8.9%
General banking - other	6,418	6,170	248	4.0%
Mortgage banking, net	1,799	2,755	(956)	-34.7%
Other, net	2,194	1,824	370	20.3%
Nonint inc-excl sec gains, net	40,441	38,093	2,348	6.2%
Security gains, net	29	58	(29)	-50.0%
Total noninterest income	40,470	38,151	2,319	6.1%
Salaries and employee benefits	42,853	43,166	(313)	-0.7%
Services and fees	9,041	9,558	(517)	-5.4%
Net occupancy-premises	4,634	4,414	220	5.0%
Equipment expense	4,048	3,904	144	3.7%
Other expense	8,257	8,364	(107)	-1.3%
Total noninterest expense	68,833	69,406	(573)	-0.8%
Income before income taxes	47,631	41,601	6,030	14.5%
Tax equivalent adjustment	2,307	2,553	(246)	-9.6%
Income taxes	15,496	13,191	2,305	17.5%
Net income	$29,828	$25,857	$3,971	15.4%

Earnings per share
Basic	$0.52	$0.44	$0.08	18.2%

Diluted	$0.51	$0.44	$0.07	15.9%

Weighted average shares outstanding
Basic	57,807,447	58,508,335		-1.2%

Diluted	58,025,401	58,791,656		-1.3%

Period end shares outstanding	57,264,283	58,217,983		-1.6%

Dividends per share	$0.2200	$0.2200		0.0%

n/m - not meaningful

NONPERFORMING ASSETS	6/30/2007	3/31/2007	$ Change	% Change
Nonaccrual loans	$27,770	$37,061	$(9,291)	-25.1%
Restructured loans	-	-	-
Total nonperforming loans	27,770	37,061	(9,291)	-25.1%
Other real estate	3,408	2,158	1,250	57.9%
Total nonperforming assets	31,178	39,219	(8,041)	-20.5%
Loans past due over 90 days
Included in Loan Portfolio	6,433	3,583	2,850	79.5%
Serviced GNMA loans eligible for repch	11,273	6,336	4,937	77.9%
Total loans past due over 90 days	17,706	9,919	7,787	78.5%
Total nonperforming assets plus past
due over 90 days	$48,884	$49,138	$(254)	-0.5%

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES	6/30/2007	3/31/2007	$ Change	% Change
Beginning Balance	$72,049	$72,098	$(49)	-0.1%
Provision for loan losses	145	1,639	(1,494)	-91.2%
Charge-offs	(4,187)	(4,282)	95	-2.2%
Recoveries	2,941	2,594	347	13.4%
Net charge-offs	(1,246)	(1,688)	442	-26.2%
Ending Balance	$70,948	$72,049	$(1,101)	-1.5%

	Quarter Ended
RATIOS	6/30/2007	3/31/2007
ROA	1.36%	1.19%
ROE	13.37%	11.68%
Return on average tangible equity	21.38%	18.76%
EOP equity/ EOP assets	10.04%	10.05%
Average equity/average assets	10.16%	10.19%
Interest margin - Yield - FTE	7.03%	6.96%
Interest margin - Cost - FTE	3.11%	3.07%
Net interest margin - FTE	3.91%	3.89%
Rate on interest-bearing liabilities	3.86%	3.79%
Efficiency ratio	59.04%	61.89%
Net charge offs/average loans	0.07%	0.10%
Provision for loan losses/average loans	0.01%	0.10%
Nonperforming loans/total loans	0.41%	0.56%
Nonperforming assets/total loans	0.46%	0.59%
Nonperforming assets/total loans+ORE	0.46%	0.59%
ALL/nonperforming loans	255.48%	194.41%
ALL/total loans	1.05%	1.09%
Net loans/total assets	75.87%	73.70%

	Quarter Ended
COMMON STOCK PERFORMANCE	6/30/2007	3/31/2007
Market value of stock-Close	$25.86	$28.04
Market value of stock-High	$28.76	$33.69
Market value of stock-Low	$25.04	$26.85
Book value of stock	$15.47	$15.36
Tangible book value of stock	$9.86	$9.83
Tangible equity	$564,780	$572,017
Market/Book value of stock	167.16%	182.55%

OTHER DATA	6/30/2007	3/31/2007
EOP Employees - FTE	2,694	2,729

n/m - not meaningful

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2007 ($ in thousands) (unaudited)

 Note 1 – Financial Performance Non-GAAP

Management is presenting, in the accompanying table, adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina.  Management believes this information will help users compare Trustmark’s current results to those of prior periods.

Non-GAAP Disclosures
($ in thousands except per share amounts)

	Quarter Ended
	6/30/2007		3/31/2007		6/30/2006
	Amount	Basic EPS	Amount	Basic EPS	Amount	Basic EPS
Net Income as reported-GAAP	$29,828	$0.516	$25,857	$0.442	$30,774	$0.554
Adjustments (net of taxes):
Less items related to Hurricane Katrina
Provision for loan losses	-	-	(396)	(0.007)	(1,047)	(0.019)
Mortgage related charges	-	-	(269)	(0.004)	(164)	(0.003)
	-	-	(665)	(0.011)	(1,211)	(0.022)
Net Income adjusted for specific items (Non-GAAP)	$29,828	$0.516	$25,192	$0.431	$29,563	$0.532

	Year-to-Date
	6/30/2007		6/30/2006
	Amount	Basic EPS	Amount	Basic EPS
Net Income as reported-GAAP	$55,685	$0.958	$60,093	$1.080
Adjustments (net of taxes):
Less items related to Hurricane Katrina
Provision for loan losses	(396)	(0.007)	(2,991)	(0.054)
Mortgage related charges	(269)	(0.005)	(680)	(0.012)
	(665)	(0.012)	(3,671)	(0.066)
Net Income adjusted for specific items (Non-GAAP)	$55,020	$0.946	$56,422	$1.014

During the third quarter of 2005, immediately following in the aftermath of Hurricane Katrina, Trustmark initiated a process to assess the storm’s impact on its customers and on Trustmark’s consolidated financial statements.  In accordance with Statement of Financial Accounting Standards (SFAS) No. 5, “Accounting for Contingencies,” Trustmark determined, through reasonable estimates, that specific losses were probable and initially increased its allowance for loan losses by $9.8 million and established other accruals for losses totaling $2.1 million, on a pretax basis.

Trustmark updates its estimates for probable losses resulting from Hurricane Katrina on a quarterly basis.  As a result, Trustmark has reduced its allowance for loan losses during 2007 by $0.8 million and other reserves by $0.4 million on a pretax basis resulting in an increase to Trustmark’s net income of $0.7 million, or $0.01 per share.  The table above reflects the quarterly financial impact these changes in estimates had on reported earnings.

At June 30, 2007, the allowance for loan losses included specific Katrina accruals totaling $1.3 million, comprised of $0.9 million for mortgage loans and $0.4 million for consumer loans.  Management’s estimates, assumptions and judgments are based on information available as of the date of the consolidated financial statements; accordingly, as the information changes, actual results could differ from those estimates.

Note 2 – Business Combinations

On August 25, 2006, Trustmark completed its merger with Houston-based Republic Bancshares of Texas, Inc. (Republic) in a business combination accounted for by the purchase method of accounting.   Trustmark purchased all the outstanding common and preferred shares of Republic for approximately $205.3 million.  The purchase price includes approximately 3.3 million in common shares of Trustmark valued at $103.8 million, $100.0 million in cash and $1.5 million in acquisition-related costs. The purchase price allocations are preliminary and are subject to final determination and valuation of the fair value of assets acquired and liabilities assumed. At August 25, 2006, Republic had assets consisting of $21.1 million in cash and due from banks, $64.5 million in federal funds sold, $76.5 million in securities, $458.0 million in loans, $9.0 million in premises and equipment and $18.9 million in other assets as well as deposits of $593.3 million and borrowings and other liabilities of $13.8 million.  These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date.  Excess costs over tangible net assets acquired totaled $173.5 million, of which $19.3 million has been allocated to core deposits, $690 thousand to borrower relationships and $153.5 million to goodwill.

Note 3 – Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:
	6/30/07	3/31/07	6/30/06
Loans secured by real estate:
Construction, land development and other land loans	$1,059,721	$1,000,006	$812,748
Secured by 1-4 family residential properties	1,827,945	1,805,469	1,837,392
Secured by nonfarm, nonresidential properties	1,268,236	1,233,710	1,110,566
Other	132,833	150,120	107,517
Loans to finance agricultural production and other loans to farmers	38,999	25,707	27,230
Commercial and industrial loans	1,163,346	1,155,825	948,647
Consumer loans	1,018,427	969,739	912,718
Obligations of states and political subdivisions	205,431	231,245	212,367
Other loans	54,694	54,694	56,655
Loans	6,769,632	6,626,515	6,025,840
Less Allowance for loan losses	70,948	72,049	71,846
Net Loans	$6,698,684	$6,554,466	$5,953,994

The allowance for loan losses is maintained at a level believed adequate by Management, based on estimated probable losses within the existing loan portfolio.  Trustmark’s allowance for probable loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, “Selected Loan Loss Allowance Methodology and Documentation Issues,” as well as on other regulatory guidance. Accordingly, Trustmark’s methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools and specific loss allocations, with adjustments considering current economic events and conditions.  The provision for loan losses reflects loan quality trends, including the levels of and trends related to nonaccrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries, among other factors.  Trustmark implemented specific changes to its allowance for loan loss methodology as a result of the Interagency Policy Statement on the Allowance for Loan and Lease Losses published by the governmental regulating agencies for financial services companies during the fourth quarter of 2006.

Note 4 – Mortgage Banking

Trustmark utilizes derivative instruments to offset changes in the fair value of mortgage servicing rights (MSR) attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in mortgage banking income, net and are offset by the changes in the fair value of MSR, as shown in the accompanying table.  MSR fair values represent the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to market changes.  During 2007, the impact of implementing this strategy resulted in a net negative ineffectiveness of $0.8 million.

The following table illustrates the components of mortgage banking income included in noninterest income in the accompanying income statements:

	Quarter Ended			Year-to-date
	6/30/07	3/31/07	6/30/06	6/30/07	6/30/06
Mortgage servicing income, net	$3,478	$3,478	$3,239	$6,956	$6,574
Change in fair value-MSR from market changes	4,392	(447)	2,202	3,945	6,014
Change in fair value-MSR from runoff	(2,494)	(2,104)	(2,400)	(4,598)	(4,452)
Change in fair value of derivatives	(5,492)	715	(1,881)	(4,777)	(4,437)
Gain on sales of loans	1,496	1,345	1,613	2,841	2,654
Other, net	419	(232)	125	187	(3)
Mortgage banking, net	$1,799	$2,755	$2,898	$4,554	$6,350

Note 5 – Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended			Year-to-date
	6/30/07	3/31/07	6/30/06	6/30/07	6/30/06
Securities – Taxable	4.24%	4.18%	4.04%	4.21%	4.00%
Securities - Nontaxable	7.31%	7.37%	7.32%	7.34%	7.38%
Securities – Total	4.67%	4.63%	4.44%	4.65%	4.41%
Loans	7.34%	7.30%	6.85%	7.32%	6.72%
FF Sold & Rev Repo	5.42%	5.34%	5.13%	5.37%	4.81%
Total Earning Assets	7.03%	6.96%	6.47%	6.99%	6.34%

Interest-bearing Deposits	3.69%	3.63%	2.81%	3.66%	2.67%
FF Pch & Repo	4.71%	4.40%	4.41%	4.57%	4.14%
Borrowings	6.01%	5.76%	4.76%	5.87%	4.71%
Total Interest-bearing Liabilities	3.86%	3.79%	3.15%	3.82%	3.01%

Net interest margin	3.91%	3.89%	3.93%	3.90%	3.91%

Note 6 – Subordinated Notes Payable and Junior Subordinated Debt Securities

In December 2006, Trustmark National Bank (TNB) issued $50.0 million aggregate principal amount of Subordinated Notes (the Notes) due December 15, 2016.  At June 30, 2007, the carrying amount of the Notes was $49.7 million.  The Notes, which are not redeemable prior to maturity, qualify as Tier 2 capital for both TNB and Trustmark. Proceeds from the sale of the Notes were used for general corporate purposes.

On August 18, 2006, Trustmark completed a private placement of $60.0 million of trust preferred securities through its Delaware trust affiliate, Trustmark Preferred Capital Trust I (the Trust).  Under applicable regulatory guidelines, these trust preferred securities qualify as Tier 1 capital.  The proceeds from the sale of the trust preferred securities were used by the Trust to purchase $61.856 million in aggregate principal amount of Trustmark’s junior subordinated debentures.

In addition, pursuant to the acquisition of Republic Bancshares of Texas, Inc. on August 25, 2006, Trustmark assumed the liability for $8.248 million in junior subordinated debt securities issued to Republic Bancshares Capital Trust I (Republic Trust), also a Delaware trust.  Republic Trust used the proceeds from the issuance of $8.0 million in trust preferred securities to acquire the junior subordinated debt securities.  Under applicable regulatory guidelines, these trust preferred securities qualify as Tier 1 capital.

As defined in applicable accounting standards, both Trustmark Preferred Capital Trust I and Republic Bancshares Capital Trust I, wholly-owned subsidiaries of Trustmark, are considered variable interest entities for which Trustmark is not the primary beneficiary.  Accordingly, the accounts of both trusts are not included in Trustmark’s consolidated financial statements.

Note 7 – Basis of Presentation

Trustmark’s investment in the stock of the Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) has been reclassed from investment securities to other assets since these equity securities do not have a readily determinable fair value which places them outside the scope of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” Period end balances of FRB and FHLB stock totaled $25.3 million at June 30, 2007, $33.1 million at March 31, 2007, $34.0 million at December 31, 2006 and $28.7 million at June 30, 2006.

In addition, Trustmark has also reclassed its investment in Qualified Zone Academy Bonds (QZABs) from other assets into loans.  QZABs are part of a federal initiative that provides funds on a limited basis to schools that meet very specific criteria for construction and modernization projects.  To qualify for funds from this initiative a school must be located in a federal empowerment zone, an enterprise community or 35 percent or more of its students must qualify for free or reduced price lunch. Interest payments on QZABs, which are covered by the federal government, are provided to Trustmark in the form of tax credits, in lieu of cash.  Trustmark’s investment in QZABs will be measured in accordance with SFAS No. 115 since these investments meet the definition of a security, however, since Trustmark consistently reports investments of this nature as loans to states and political subdivisions, they will be classified as loans.  Period end balances of QZABs totaled $21.3 million at June 30, 2007, March 31, 2007 and December 31, 2006, with the June 30, 2006 balance equaling $19.9 million.

These reclassifications have been made to prior period amounts in order to conform to the current period presentation.